SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 13, 2001


                         WASHINGTON TRUST BANCORP, INC.
             (Exact name of registrant as specified in its charter)



           RHODE ISLAND                   0-13091                05-0404671
   (State or other jurisdiction of      (Commission           (I.R.S. Employer
    Incorporation or organization)     File Number)          Identification No.)



      23 Broad Street, Westerly, Rhode Island                   02891
--------------------------------------------------- ----------------------------
     (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (401) 348-1200
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events


On November 12, 2001, Washington Trust Bancorp, Inc. ("Washington Trust") entered into an Agreement and Plan of Merger (the "Agreement") with First Financial Corp. ("First Financial"), whereby First Financial will merge with and into Washington Trust (the "Merger"). Pursuant to the terms of the Agreement, the issued and outstanding shares of First Financial will be converted into the right to receive that number of shares of Washington Trust common stock, par value $0.625 per share and that amount of cash set forth in the Agreement. Consummation of the Merger is subject to a number of conditions, including, but not limited to, the approval of the Agreement and the Merger by the shareholders of First Financial and the receipt of requisite regulatory approvals. The
Agreement and the joint press release issued by Washington Trust and First Financial are attached hereto as Exhibit 2.1 and Exhibit 99.1, respectively, and are incorporated herein by reference.

In connection with the Agreement, The Washington Trust Company of Westerly, a subsidiary of Washington Trust (the "Bank") entered into an Agreement and Plan of Merger (the "Subsidiary Agreement") with First Bank and Trust Company, a subsidiary of First Financial, ("First Bank"), whereby First Bank will merge with and into the Bank (the "Bank Merger"). Pursuant to the Subsidiary
Agreement, the issued and outstanding shares of First Bank will be cancelled immediately prior to the Bank Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(c) Exhibits

    Exhibit 2.1 - Agreement and Plan of Merger, dated November 12, 2001,  by and between Washington Trust Bancorp,  Inc.  and  First  Financial
                  Corp.

    Exhibit 99.1 - Joint Press Release of Washington  Trust  Bancorp,  Inc.  and
                   First Financial Corp., dated November 13, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  WASHINGTON TRUST BANCORP, INC.



Dated:  November 13, 2001                         By:  John C. Warren
                                                  ------------------------------
                                                       John C. Warren
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
Exhibit 2.1       Agreement and Plan of Merger, dated November 12, 2001, by  and between Washington Trust Bancorp,  Inc.  and  First  Financial
                  Corp.

Exhibit 99.1 Joint Press Release of Washington Trust Bancorp, Inc. and First Financial Corp., dated November 13, 2001